UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 5, 2013

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 1500 Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 529-2522

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 5, 2013, Catalyst Pharmaceutical Partners, Inc. (the “Company”) entered into Subscription Agreements (collectively, the “Subscription Agreement”) with investors who agreed to purchase an aggregate of 8,800,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share for a purchase price of $1.72 per Share, or an aggregate of $15.1 million in gross proceeds. The form of Subscription Agreement to be used in the offering is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The description of the material terms of the Subscription Agreement is qualified in its entirety by reference to Exhibit 10.1.

Roth Capital Partners, LLC (“Roth”) acted as Placement Agent for the offering of the Shares (the “Offering”). The Company has agreed to pay Roth a commission of 6% of the gross proceeds of the Offering, or an aggregate of approximately $908,000. The Company has also agreed to pay Roth’s legal expenses in the Offering, in an amount not to exceed $35,000 without our prior approval, such approval not to be unreasonably withheld. In connection with the Offering, the Company and Roth entered into a Placement Agent Agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by this reference. The description of the material terms of the Placement Agent Agreement is qualified in its entirety by reference to Exhibit 10.2.

Further, Aegis Capital Corporation, Maxim Group LLC and H.C. Wainright & Co. acted as financial advisors in connection with the offering and will each receive a $50,000 advisory fee in connection therewith. The advisory funds payable to the three financial advisors will reduce the placement agent fees otherwise payable to Roth for this offering.

The closing of the Offering is expected to take place on September 10, 2013, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus, dated December 15, 2010, a prospectus supplement dated September 5, 2013, the Company’s shelf registration statement on Form S-3 (Registration No. 333-170945) which was declared effective on December 15, 2010, and a Registration Statement under Rule 462(b), filed with the Securities and Exchange Commission on September 4, 2013.

The legal opinion and consent of Akerman Senterfitt relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 5, 2013, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Akerman Senterfitt

10.1	Form of Subscription Agreement, dated as of September 5, 2013, between the Company and the investors in the Offering

10.2	Placement Agent Agreement, dated as of September 5, 2013, between the Company and Roth Capital Partners, LLC.

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on September 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Alicia Grande
Alicia Grande Vice President, Treasurer and CFO

Dated: September 5, 2013

Exhibit Index

Exhibits

5.1	Opinion of Akerman Senterfitt

10.1	Form of Subscription Agreement, dated as of September 5, 2013, between the Company and the investors in the Offering

10.2	Placement Agent Agreement, dated as of September 5, 2013, between the Company and Roth Capital Partners, LLC.

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on September 5, 2013

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